UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 10, 2005
                                                  -----------------------------

                        Capital Senior Living Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13445                                        75-2678809
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(Commission File Number)                      (IRS Employer Identification No.)

        14160 Dallas Parkway
        Suite 300
        Dallas Texas                                      75254
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(Address of Principal Executive Offices)                (Zip Code)

                                 (972) 770-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

On February 10, 2005, the Compensation Committee of the Board of Directors of the registrant approved the form of Restricted Stock Award under the 1997 Omnibus Stock and Incentive Plan or Capital Senior Living Corporation. A form of Restricted Stock Award is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01  Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               10.1 Form of Restricted Stock Award Under the 1997 Omnibus Stock and Incentive Plan for Capital Senior Living Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 2005              Capital Senior Living Corporation


                                      By:    /s/ David R. Brickman
                                      Name:  David R. Brickman
                                      Title: Vice President and General Counsel

                                  EXHIBIT INDEX

              Exhibit No.                Exhibit Name

                  10.1 Form of Restricted Stock Award Under the 1997 Omnibus Stock and Incentive Plan for
                                 Capital Senior Living Corporation